Exhibit 10.10

Execution Version

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED

WAIVER AND THIRD AMENDMENT TO CREDIT AGREEMENT

THIS WAIVER AND THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of July 3, 2019, by and among Clearwater Analytics, LLC (the “Borrower”), Carbon Analytics Acquisition LLC (“Holdings”), the other Guarantors party hereto, Ares Capital Corporation, as Administrative Agent, Lender and Issuing Lender and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, Borrower, Holdings, Administrative Agent and the other Lenders from time to time party thereto are parties to that certain Credit Agreement dated as of September 1, 2016 (as amended by the First Amendment to Credit Agreement, dated as of December 23, 2016, as further amended by the Second Amendment to Credit Agreement, dated as of March 23, 2018, and as further amended, restated, supplemented or modified from time to time prior to the date hereof, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement, as amended by this Amendment);

WHEREAS, the Borrower has requested that, on the Third Amendment Effective Date (as defined below), the Lenders party hereto and set forth on Schedule I hereto (collectively, the “Incremental Term Lenders”) provide to the Borrower Incremental Term Commitments in an aggregate amount equal to $80,000,000 (such Incremental Term Commitments, the “Incremental Term Commitments”) to make Incremental Term Loans thereunder (such Incremental Term Loans, the “Incremental Term Loans”), the proceeds of which shall be used to (i) finance all or a portion of the payment of a settlement and/or judgment and fees and expenses related to the matter of [***] and (ii) finance settlements, judgments, legal fees and other expenses related to the matter of [***] (the incurrence of the Incremental Term Loans and such settlement amount and such fees and expenses is collectively referred to as the “Third Amendment Transactions”);

WHEREAS, each Incremental Term Lender is willing to extend an Incremental Term Commitment and make an Incremental Term Loan in the principal amount set forth opposite its name on Schedule I hereto on the terms and conditions contained herein;

WHEREAS, the Borrower has informed the Administrative Agent that certain Events of Default listed in Schedule II attached hereto (such existing Events of Default, the “Designated Defaults”) have occurred and are continuing under the Credit Agreement as of the date hereof, and the Borrower has requested that the Administrative Agent and the Required Lenders waive the Designated Defaults subject to the terms and conditions of this Amendment; and

WHEREAS, the Credit Parties have requested, and the Administrative Agent and the Lenders party hereto have agreed, to amend certain provisions of the Credit Agreement on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1.     Incremental Term Loans.

a)     Subject to the terms and conditions set forth herein, each Incremental Term Lender agrees, severally and not jointly, to make Incremental Term Loans in Dollars to the Borrower on the Third Amendment Effective Date in a principal amount equal to the amount set forth opposite the name of such Incremental Term Lender on Schedule I hereto. Amounts paid or prepaid in respect of the Incremental Term Loans may not be reborrowed.

b)     The terms of the Incremental Term Loans shall be as set forth in the Credit Agreement, as amended by this Amendment. Notwithstanding anything to the contrary in the Credit Agreement, the Incremental Term Loans shall initially be LIBOR Loans that have a LIBOR Period equal to the remaining duration of the LIBOR Period then applicable to the Tranche B Term Loans outstanding on the Third Amendment Effective Date, and thereafter may be converted or continued as set forth in Section 4.2 of the Credit Agreement, as amended by this Amendment.

c)     The Incremental Term Commitments shall automatically terminate on the earlier of (i) the making of the Incremental Term Loans on the Third Amendment Effective Date and (ii) 5:00 p.m., New York City time, on July 3, 2019.

d)     Pursuant to Section 2.3 of the Credit Agreement, (i) the Incremental Term Loans (A) shall constitute Obligations and have all of the benefits thereof and (B) shall be secured by the Liens granted to the Administrative Agent for the benefit of the Secured Parties under the Credit Agreement or any other Credit Document, and (ii) each Incremental Term Lender shall have all of the rights, remedies, privileges and protections applicable to the Lenders under the Credit Agreement and the other Credit Documents.

2.     Amendments to Credit Agreement. Upon the occurrence of the Third Amendment Effective Date (as hereinafter defined), each of the Credit Agreement and Exhibit C to the Credit Agreement is hereby amended (a) to delete the red or green stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) and (b) to add the blue or green double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text), in each case, as set forth in the marked copy of the Credit Agreement and Exhibit C to the Credit Agreement attached hereto as Exhibit A and made a part hereof for all purposes.

3.     Conditions. This Amendment shall become effective on the date (the “Third Amendment Effective Date”) on which each of the following conditions have been satisfied (or waived) in accordance with the terms therein:

a)     the Administrative Agent shall have received this Amendment executed and delivered by the Borrower, the other Loan Parties, the Administrative Agent, the Incremental Term Lenders and the Required Lenders under the Credit Agreement;

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b)    the Administrative Agent shall have received from the Borrower payment in immediately available funds of (i) all accrued costs, fees and expenses (in the case of legal fees and expenses, limited to the reasonable fees, expenses and other charges of one outside counsel) reimbursable pursuant to the terms of the Credit Agreement to the extent invoiced at least three (3) Business Days prior to the Effective Date, (ii) a non-refundable closing fee, for the ratable account of each Incremental Term Lender, equal to 2.50% of the aggregate principal amount of such Incremental Term Lender’s Incremental Term Commitment and (iii) a non-refundable amendment fee, for the ratable account of each Lender party hereto, in an amount equal to 0.25% of the aggregate principal amount of their respective Tranche B Term Loans, Revolving Credit Loans and Revolving Credit Commitments, as applicable, outstanding immediately prior to giving effect to this Amendment;

c)    the Administrative Agent shall have received with respect to each of Borrower and Holdings such certificates of good standing (to the extent such concept exists in the relevant jurisdiction and only to the extent it is customary for such certificates to be delivered in similar transactions in the relevant jurisdiction) from the applicable secretary of state of the state of organization of each of Borrower and Holdings, certificates of resolutions or other corporate or limited liability company action, incumbency certificates and/or other certificates of Responsible Officers of each of Borrower and Holdings evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with the this Amendment;

d)    the Administrative Agent shall have received a written opinion from Kirkland & Ellis LLP dated as of the Third Amendment Effective Date and in form and substance reasonably satisfactory to the Administrative Agent;

e)    the Administrative Agent shall have received a duly completed Borrowing Notice for the Incremental Term Loans prior to 11:30 a.m., New York City time, three (3) Business Days prior to the Third Amendment Effective Date (or such later time as agreed by the Administrative Agent in its sole discretion);

f)    as of the Third Amendment Effective Date, after giving effect to the incurrence of Third Amendment Transactions on a pro forma basis, the Consolidated Total Net Leverage Ratio of the Borrower and its Restricted Subsidiaries as of the last day of the most recently ended fiscal quarter for which financial statements are available shall be no greater than 5.25:1.00; and

g)    the Administrative Agent shall have received (i) a certificate of a financial officer of the Borrower, in substantially the form attached as Exhibit L to the Credit Agreement, certifying that the Borrower and its Subsidiaries, on a consolidated basis, after giving effect to the Third Amendment Transactions, are Solvent, and (ii) a certificate of a Responsible Officer of the Borrower dated the Third Amendment Effective Date certifying to the satisfaction of the condition in Section 3(f) above and the representations and warranties in Sections 4(c) and 4(d) below.

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4.    Representations and Warranties. Each of the Borrower, Holdings and the other Loan Parties hereto hereby represents and warrants to the Administrative Agent that:

a)    on and as of the Third Amendment Effective Date, (i) it has all requisite corporate or limited liability company, as applicable, power and authority to enter into and perform its obligations under this Amendment and the Credit Agreement as amended hereby, and (ii) this Amendment has been duly authorized, executed and delivered by it;

b)    this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of such entity, enforceable against it in accordance with their respective terms, in each case except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

c)    each of the representations and warranties made by any Loan Party set forth in Section 5 of the Credit Agreement or in any other Loan Document are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality”, “Material Adverse Effect” or similar qualifier, in which case, it shall be true and correct in all respects) on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality,” “Material Adverse Effect” or similar qualifier, in which case, it was true and correct (after giving effect to any such qualifier) in all respects) on and as of such earlier date); and

d)    on and as of the Third Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

5.    Limited Waiver. Upon the occurrence of the Third Amendment Effective Date, the Administrative Agent and the Required Lenders hereby waive the Designated Defaults. The waiver in this Section 5 shall be effective only in this specific instance and for the specific purpose set forth herein and does not allow for any other or further departure from the terms and conditions of the Credit Agreement or any other Credit Document, which terms and conditions shall continue in full force and effect.

6.    No Modification. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Credit Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Administrative Agent and Lenders reserve all rights, privileges and remedies under the Credit Documents. Except as amended or consented to hereby, the Credit Agreement and other Credit Documents remain unmodified and in full force and effect. This Amendment shall constitute a “Credit Document” for all purposes under the Credit Agreement and the other Credit Documents. All references in the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

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7.    Reaffirmation. Each of the Credit Parties, as debtor, grantor, pledgor, guarantor, collateral assignor, or in other any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents to which it is a party (after giving effect hereto) and (b) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Credit Document as security, for or otherwise guaranteed, the Obligations under or with respect to the Credit Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Credit Parties hereby acknowledges that each of the Credit Documents remains in full force and effect and is hereby ratified and reaffirmed. Except as expressly set forth herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, constitute a waiver of any provision of any of the Credit Documents or serve to effect a novation of the Obligations.

8.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of a signed counterpart by facsimile or Adobe “pdf” file shall be effective as delivery of a manually executed counterpart.

9.    Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

10.    Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

11.    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

CLEARWATER ANALYTICS, LLC, as Borrower

By:	/s/ Eric J. Lee
Name: Eric J. Lee
Title: President and Secretary

CARBON ANALYTICS ACQUISITION LLC,
as Holdings

By:	/s/ Eric J. Lee
Name: Eric J. Lee
Title: President and Secretary

CLEARWATER PROPERTY HOLDINGS, LLC, as a Guarantor

By:	Clearwater Analytics, LLC
Its:	Managing Member

By:	/s/ Eric J. Lee
Name: Eric J. Lee
Title: President and Secretary

[Signature Page to Waiver and Third Amendment to Credit Agreement]

ARES CAPITAL CORPORATION, as
Administrative Agent, Lender and Issuing Lender

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

ARES CENTRE STREET PARTNERSHIP, L.P.,
as a Lender

By: Ares Centre Street GP, Inc., as general partner

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

ARES JASPER FUND, L.P., as a Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

ARES ND CREDIT STRATEGIES FUND LLC,
as a Lender

By: Ares Capital Management LLC, its account
manager

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

[Signature Page to Waiver and Third Amendment to Credit Agreement]

ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES INTERESTS OF SALI MULTI-SERIES FUND, L.P., as a Lender

By: Ares Management LLC, its investment subadvisor
By: Ares Capital Management LLC, as subadvisor

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

ALTERNATIVE BLOCK FOR BROADLY SYNDICATED ASSETS ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES INTERESTS OF SALI MULTI-SERIES FUND, L.P., as a Lender

By: Ares Management LLC, its investment subadvisor

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

ARES SENIOR DIRECT LENDING MASTER FUND DESIGNATED ACTIVITY COMPANY,
as a Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

[Signature Page to Waiver and Third Amendment to Credit Agreement]

ARES SENIOR DIRECT LENDING PARALLEL FUND (L), L.P., as a Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

ARES SENIOR DIRECT LENDING PARALLEL FUND (U), L.P., as a Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

ARES SDL HOLDINGS (U) INC., as a Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

ARES SFERS CREDIT STRATEGIES FUND LLC, as a Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

[Signature Page to Waiver and Third Amendment to Credit Agreement]

ADF I HOLDINGS LLC, as a Lender

By: Ares Capital Management LLC, as servicer

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

AC AMERICAN FIXED INCOME IV, L.P., as a Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

FEDERAL INSURANCE COMPANY, as a Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

GREAT AMERICAN LIFE INSURANCE COMPANY, as a Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

[Signature Page to Waiver and Third Amendment to Credit Agreement]

GREAT AMERICAN INSURANCE COMPANY, as a Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized signatory

BOWHEAD IMC LP, as a Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized signatory

AN CREDIT STRATEGIES FUND, L.P., as a Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized signatory

[Signature Page to Waiver and Third Amendment to Credit Agreement]

AO MIDDLE MARKET CREDIT L.P., as a Lender by its general partner, OCM Middle Market Credit G.P. Inc.

By:	/s/ K. Patel
Name:	K. Patel
Title:	Director

By:	/s/ Jeremy Ehrlich
Name:	Jeremy Ehrlich
Title:	Director

AO MIDDLE MARKET CREDIT FINANCING L.P.,
By: AO Middle Market Credit Financing GP Ltd ., its general partner

By:	/s/ K.Patel
Name:	K.Patel
Title:	Director

By:	/s/ Jeremy Ehrlich
Name:	Jeremy Ehrlich
Title:	Director

IVY HILL MIDDLE MARKET CREDIT FUND IV, LTD., as a Lender

By:	Ivy Hill Asset Management, L.P., as Portfolio Manager

By:	/s/ Kevin R. Braddish
Name: Kevin R. Braddish
Title: Duly Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND V, LTD., as a Lender

By:	Ivy Hill Asset Management, L.P., as Portfolio Manager

By:	/s/ Kevin R. Braddish
Name: Kevin R. Braddish
Title: Duly Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND VII, LTD., as a Lender

By:	Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Kevin R. Braddish
Name: Kevin R. Braddish
Title: Duly Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND VIII, LTD., as a Lender

By:	Ivy Hill Asset Management, L.P., as Collateral Manager

By:	/s/ Kevin R. Braddish
Name: Kevin R. Braddish
Title: Duly Authorized Signatory

[Signature Page to Waiver and Third Amendment to Credit Agreement]

IVY HILL MIDDLE MARKET CREDIT FUND IX, LTD., as a Lender

By:	Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Kevin R. Braddish
	Name:	Kevin R. Braddish
	Title:	Duly Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND X, LTD., as a Lender

By:	Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Kevin R. Braddish
	Name:	Kevin R. Braddish
	Title:	Duly Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND XII, LTD., as a Lender

By:	Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Kevin R. Braddish
	Name:	Kevin R. Braddish
	Title:	Duly Authorized Signatory

FEDERAL INSURANCE COMPANY, as a Lender

By:	Ivy Hill Asset Management, L.P., as investment manager

By:	/s/ Kevin R. Braddish
	Name:	Kevin R. Braddish
	Title:	Duly Authorized Signatory

[Signature Page to Waiver and Third Amendment to Credit Agreement]

PRIVATE DEBT STRATEGIES FUND III, L.P., as a Lender

By:	Ivy Hill Asset Management, L.P., as Manager

By:	/s/ Kevin R. Braddish
	Name:	Kevin R. Braddish
	Title:	Duly Authorized Signatory

[Signature Page to Waiver and Third Amendment to Credit Agreement]

GOLUB CAPITAL BDC CLO 2014 LLC, as a Lender

By:	GC Advisors LLC, its Collateral Manager

By:	/s/ Robert G. Tuchscherer
	Name:	Robert G. Tuchscherer
	Title:	Managing Director

GOLUB CAPITAL BDC CLO III LLC, as a Lender

By:	GC Advisors LLC, its Collateral Manager

By:	/s/ Robert G. Tuchscherer
	Name:	Robert G. Tuchscherer
	Title:	Managing Director

GCIC CLO II LLC, as a Lender

By:	GC Advisors LLC, as Collateral Manager

By:	/s/ Robert G. Tuchscherer
	Name:	Robert G. Tuchscherer
	Title:	Managing Director

GOLUB CAPITAL PEARLS DIRECT LENDING PROGRAM, L.P., as a Lender

By:	GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
	Name:	Robert G. Tuchscherer
	Title:	Managing Director

[Signature Page to Waiver and Third Amendment to Credit Agreement]

GOLUB CAPITAL BDC HOLDINGS LLC, as a Lender

By:	GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
	Name:	Robert G. Tuchscherer
	Title:	Managing Director

GC FINANCE OPERATIONS LLC, as a Lender

By:	GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
	Name:	Robert G. Tuchscherer
	Title:	Managing Director

GCIC HOLDINGS LLC, as a Lender

By:	Golub Capital Investment Corporation, its sole member
By:	GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
	Name:	Robert G. Tuchscherer
	Title:	Managing Director

GOLUB CAPITAL FINANCE FUNDING LLC, as a Lender

By:	GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
	Name:	Robert G. Tuchscherer
	Title:	Managing Director

[Signature Page to Waiver and Third Amendment to Credit Agreement]

GCIC FUNDING LLC, as a Lender

By: Golub Capital Investment Corporation, its sole member
By: GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
	Name:	Robert G. Tuchscherer
	Title:	Managing Director

[Signature Page to Waiver and Third Amendment to Credit Agreement]